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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


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                                    FORM 8-K

                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                      Securities and Exchange Act of 1934


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                        Date of Report: March 20, 1997
                       (Date of earliest event reported)


                        ASSET SECURITIZATION CORPORATION
             (Exact name of registrant as specified in its charter)


          Delaware                    33-49370-02              13-3672337
(State or Other Jurisdiction of  (Commission File Number)   (I.R.S. Employer
        Incorporation)                                   Identification Number)
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                     Two World Financial Center, Building B
                            New York, New York 10281
                    (Address of Principal Executive Office)


       Registrant's telephone number, including area code: (212) 667-9300


                             THIS DOCUMENT CONTAINS
                                EXACTLY 5 PAGES


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ITEM 5.  OTHER EVENTS

     The Registrant is filing the exhibits listed in Item 7 below.

ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

     (c)  Exhibit
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                      ITEM 601(A) OF REGULATION
EXHIBIT NO.                S-K EXHIBIT NO.           DESCRIPTION
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
     1                           23                    Consent of Arthur Andersen LLP, Independent Public
                                                        Accountants of Fairfield Inn by Marriott Limited
                                                        Partnership

    2                            23                    Consent of Arthur Andersen LLP, Independent Public
                                                        Accountants of Hudson Street Owners Limited
                                                        Partnership I and Hudson Street Owners Limited
                                                        Partnership II (including the accounts of 101 Hudson
                                                        Street Associates, 101 Hudson Urban Associates and
                                                        101 Hudson Leasing Associates)
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     PURSUANT TO THE REQUIREMENTS OF THE SECURITIES ACT OF 1934, THE REGISTRANT
HAS DULY CAUSED THIS REPORT TO BE SIGNED ON BEHALF OF THE REGISTRANT BY THE
UNDERSIGNED THEREUNTO DULY AUTHORIZED.

                                           ASSET SECURITIZATION CORPORATION


                                           By:
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                                                   Marlyn A. Marincas
                                                     Vice President


Date:  March 20, 1997